Exhibit 10.15


                               CAPITAL TRUST, INC.
                              AMENDED AND RESTATED
                          2004 LONG-TERM INCENTIVE PLAN

                           DEFERRED SHARE UNIT PROGRAM
                                 ELECTION FORMS

                               CAPITAL TRUST, INC.
                              AMENDED AND RESTATED
                          2004 LONG-TERM INCENTIVE PLAN

                           DEFERRED SHARE UNIT PROGRAM

                          -----------------------------

                             Deferral Election Form

                          -----------------------------


        AGREEMENT, made this ___ day of ___________, 20__, by and between me, as a participant in the Capital Trust, Inc. Amended and Restated 2004 Long-Term Incentive Plan (the "Plan") and Capital Trust, Inc. (the "Company").

        WHEREAS, the Company has approved a deferred share unit program pursuant to the Plan, and I am eligible to participate in the Plan on the terms set forth therein and in this Deferral Election Form and the attached Distribution Election Form (together, the "Program Documents").

        NOW THEREFORE, it is mutually agreed as follows:

        1. By the execution hereof, I hereby agree to participate in the Plan upon the terms and conditions set forth in the Program Documents, and, in accordance therewith, elect to defer the receipt of:

               ___% of my base salary, cash bonus or cash-based director fees, including annual retainer.

               ___%   of my compensation in the form of _______________________.

        2. This election will continue in force until either the termination of my Continuous Service with the Company, or until the Plan is terminated by appropriate corporate action, whichever shall first occur.



CAPITAL TRUST, INC.                          PARTICIPANT

By ______________________________________    ___________________________________
    A duly authorized officer or director

Date: ___________________________________    Date: _____________________________

                               CAPITAL TRUST, INC.
                              AMENDED AND RESTATED
                          2004 LONG-TERM INCENTIVE PLAN

                           DEFERRED SHARE UNIT PROGRAM

                          -----------------------------

                           Distribution Election Form

                         ------------------------------


        AGREEMENT, made this ___ day of __________, 20__, by and between me, as a participant in the Capital Trust, Inc. Amended and Restated 2004 Long-Term Incentive Plan (the "Plan"), and Capital Trust, Inc. (the "Company") with respect to distribution of my account ("Account") under the Plan. We agree that any term that begins herein with initial capital letters shall have the special meaning defined in the Plan, unless the context clearly requires otherwise.


        NOW THEREFORE, it is mutually agreed as follows:

        1. Nature of Distribution. I recognize that distributions from my Account will be made in the form of one Share for each Deferred Share Unit credited to my Account.

        2. Timing of Distributions. I hereby elect to commence receiving distributions from my Account on the following date:


        |_| on the date that is 6 months after termination of my Continuous Service.

        |_| on the January 1st that next follows the date that is ___ (not more than 10) years after the termination of my Continuous Service with the Company.

        |_| on _________ ___, ____ (which is not later than my 70th birthday and not earlier than 6 months and not later than 10 years after the termination of my Continuous Service).

        |_| on the date of a Change in Control of the Company, to the extent allowable under Treasury Regulations under Section 409A of the Code.


        3. Manner of Distribution. I hereby elect to have my Account distributed in the following manner:

        |_|     in a single lump sum.

        |_| in substantially equal annual installments over a period of ___ years (not to exceed 10 years following termination of my Continuous Service).

        4. Form of Payment to Beneficiary. In the event of my death before collecting all of my Account, any remaining portion of my Account shall be distributed to my beneficiary or beneficiaries named below in the following manner--


        |_| in a single lump sum to be distributed on the first date that is 6 months after my death.

Deferred Share Unit Program - Distribution Election Form
Capital Trust, Inc.
Amended and Restated 2004 Long-Term Incentive Plan
Page 2


        |_| in accordance with the payment schedule selected in paragraphs 2 and 3 hereof (with payments made as though I survived to collect all benefits, and as though I terminated service on the date of my death if payments had not already begun).

        5. Designation of Beneficiary. In the event of my death before I have collected all of my Account, I hereby direct that my beneficiaries shall be as follows:

        a. Primary Beneficiary. I hereby designate the person(s) named below to be my primary beneficiary and to receive the balance of any unpaid portion of my Account.


        ========================================================================
               Name of        Social Security    Mailing Address  Percentage of
         Primary Beneficiary       Number                         Death Benefit
        ------------------------------------------------------------------------

                                                                            %
        ------------------------------------------------------------------------

                                                                            %
        ========================================================================

        b. Contingent Beneficiary. In the event that a primary beneficiary or beneficiaries named above are not living at the time of my death, I hereby designate the following person(s) to be my contingent beneficiary for purposes of the Plan:

        ========================================================================
               Name of        Social Security    Mailing Address  Percentage of
        Contingent Beneficiary     Number                         Death Benefit
        ------------------------------------------------------------------------

                                                                            %
        ------------------------------------------------------------------------

                                                                            %
        ========================================================================


        6. Effect of Election. The elections made in paragraphs 2, 3, and 4 hereof shall be irrevocable. I recognize, however, that I may, by submitting an effective superseding election, at any time and from time to time prospectively change the beneficiary designation and the manner of payment to a Beneficiary. Such elections shall, however, become irrevocable upon my death.

        7. Satisfaction of Plan Commitments. The parties recognize and agree that the Company will have fully honored and discharged its obligations under this Agreement and the Plan if the Company distributes my Account in accordance with the provisions hereof.

Deferred Share Unit Program - Distribution Election Form
Capital Trust, Inc.
Amended and Restated 2004 Long-Term Incentive Plan
Page 3


CAPITAL TRUST, INC.                           PARTICIPANT

By _____________________________________      __________________________________
   A duly authorized officer or director

Date: __________________________________      Date: ____________________________